SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ---------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2005 (December 12, 2005)


                               EMERGENT GROUP INC.
               (Exact name of Registrant as specified in Charter)


       Nevada                           0-21475                 93-1215401
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(State or other jurisdiction          (Commission             (IRS Employer
   of incorporation)                   File Number)         Identification No.)


         932 Grand Central Avenue, Glendale, CA                      91201
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           (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:    (818) 240-8250


                                 Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01  Changes in Registrant's Certifying Accountant.

     The Audit Committee of the Board of Directors unanimously approved engaging a new independent firm to audit the Registrant's financial statements for the year ended December 31, 2005. On December 12, 2005, the Registrant notified its prior independent auditors, Singer Lewak Greenbaum & Goldstein LLP ("SLGG"), that it was no longer the Registrant's independent auditor.

     SLGG's report on Registrant's financial statements for the last two fiscal years ended December 31, 2004 (collectively, the "Prior Fiscal Years"), did not contain an adverse opinion or disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope or accounting principles.

     There were no disagreements ("Disagreements") between Registrant and SLGG during either (i) the Prior Fiscal Years, or (ii) the period January 1, 2005 through December 12, 2005 (the "Interim Period") on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which Disagreement, if not resolved to the satisfaction of SLGG, would have caused SLGG to make reference to the subject matter of the Disagreement in connection with its report for the Prior Fiscal Years.

     There were no reportable events under Item 304(a)(1) of Regulation S-B, during either (i) the Prior Fiscal Years or (ii) the Interim Period.

     Pursuant to Item 4.01 of Form 8-K and Item 304(a)(3) of Regulation S-B, Registrant has provided SLGG with a copy of this Report on Form 8-K and SLGG provided the Registrant with a response addressed to the Securities and Exchange Commission as to SLGG's agreement with the statements made in this Item 4.01 as to SLGG. Such response is filed as an exhibit to this Report.

     Registrant has engaged Rose, Snyder & Jacobs ("RSJ") as its independent auditor for Registrant's fiscal year ended December 31, 2005. Registrant did not consult RSJ with respect to either (i) the Prior Fiscal Years, (ii) the Interim Period with respect to either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrant's financial statements, or (iii) any matter that was either the subject of a Disagreement or a Reportable Event.

Item 9.01  Financial Statements and Exhibits.

      Exhibits

      (c)   Exhibit 16.1 - Letter from Singer Lewak Greenbaum & Goldstein LLP*

____________
* Filed herewith.

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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: December 15, 2005
                                         EMERGENT GROUP INC.
                                           (Registrant)

                                     By: /s/ Bruce J. Haber
                                         -------------------
                                         Bruce J. Haber, Chief Executive Officer


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